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                      SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C.  20549


                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)      June 6, 1996
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                    Universal Automotive Industries, Inc.
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            (Exact name of registrant as specified in its charter)


 Delaware                        1-13516                          36-3973627
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(State of or other               (Commission                    (IRS Employer
jurisdiction of                  File Number)                    Identification
incorporation)                                                   Number)


 3350 North Kedzie Avenue, Chicago, Illinois                      60618-5722
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(Address of principal executive offices)                          (Zip Code)


Registrant's telephone number, including area code       (312) 478-2323
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     N/A
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(Former name or former address, if changed since last report)

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ITEM 5.   OTHER EVENTS.

        Universal Automotive Industries, Inc. (the "Company") announced on June 6, 1996 the acquisition, by its UBP Division, of substantially all of the assets of North American Friction, Inc. ("NAF"), a Canadian manufacturer of friction products. NAF is located in Downsview, Ontario.

        The acquisition of NAF and the retention of the management team lead by Howard S. Sokoloff, President, marks the attainment of a key asset required to meet UBP's stated strategic objective of vertical integration of all basic brake manufacturing technologies.

        With the NAF acquisition, UBP now manufactures disc brake rotors,
Friction: disc brake pads-relined brake shoes, and hydraulic wheel cylinders, three important brake part categories.








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EXHIBITS

     99.  ADDITIONAL EXHIBITS.
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          1.   Press Release dated June 6, 1996.











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                                  SIGNATURES



        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                Universal Automotive Industries, Inc.
                                (Registrant)



DATE:  June 20, 1996            By:    /s/ Arvin Scott
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                                Name:  Arvin Scott
                                Title: Chief Executive Officer, President






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